EXHIBIT 23.7

                           CONSENT OF PERRY-SMITH LLP

     We consent to the reference to our firm and our tax opinion under the caption "Legal Matters" and elsewhere in the Pre-Effective Amendment No. 1 to Registration Statement No. 333-36326 on Form S-4 as filed by American River Holdings with the Securities and Exchange Commission and to the filing of the form of our tax opinion as Exhibit 8.1 to the Registration Statement.

                                                /s/ PERRY-SMITH LLP


                                                July 11, 2000